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As filed with the Securities and Exchange Commission
on March 21, 2000                                              SEC File No-1-
--------------------------------------------------------------------------------
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ----------------------------------

                                    FORM 8-A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                -------------------------------------------------

                             MAIN STREET TRUST, INC.
   (Exact name of registrant and co-registrant as specified in their charters)

                                   51-6512637
                                    ILLINOIS
                      (I.R.S. Employer Identification No.)
                    (State of incorporation or organization)
                -------------------------------------------------

                           100 WEST UNIVERSITY AVENUE
                            CHAMPAIGN, ILLINOIS 61820
                                 (217) 351-6500
   (Address, including zip code, of registrants' principal executive offices)

If this Form relates to the registration of a class of       If this Form relates to the registration of a class of
securities pursuant to Section 12(b)                         securities pursuant to Section 12(g)
of the Exchange Act and is effective                         of the Exchange Act and is effective
pursuant to General Instruction                              pursuant to General Instruction
A.(c), please check the following box. / /                   A.(d), please check the following box. /X/


Securities Act Registration Statement File Numbers to which this Form relates: 333-91759
                                 (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of Each Class                Name of Each Exchange on Which
          to be so Registered                Each Class is to be Registered
     -----------------------------           ------------------------------
                  None                                   None

Securities to be registered pursuant to Section 12 (g) of the Act: Common Stock, $0.01 par value per share

THIS REGISTRATION STATEMENT CONTAINS A TOTAL OF 3 PAGES, CERTAIN EXHIBITS ARE INCORPORATED IN THIS REGISTRATION STATEMENT BY REFERENCE TO THE REGISTRANT'S REGISTRATION STATEMENT ON FORM S-4 FILED ON NOVEMBER 30, 1999, AS AMENDED ON FEBRUARY 2, 2000, AND AS FURTHER AMENDED ON FEBRUARY 7, 2000.

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ITEM 1.   DESCRIPTION OF REGISTRANTS' SECURITIES TO BE REGISTERED.

          A description of the securities to be registered hereby is set forth in the final prospectus filed pursuant to Rule 424(b) included as part of Registrant's Registration Statement on Form S-4, as amended, (no. 333-91759), and incorporated by reference herein.


ITEM 2.   EXHIBITS.

3.1 Form of Amended and Restated Articles of Incorporation on Main Street Trust, Inc. to be adopted at the effective time of the merger by and between BankIllinois Financial Corporation, First Decatur Bancshares, Inc. and Main Street Trust, Inc. (1)


3.2       Registrant's Bylaws (1)

------------------

(1) Filed as an exhibit to the Registrant's Registration Statement on Form S-4, as amended, (no. 333-91759), and incorporated by reference herein.

                                    SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly cause this Registration Statement to be signed on their behalf by the undersigned, thereto duly authorized.


March 21, 2000           MAIN STREET TRUST, INC.


                              By:  /s/ Van A. Dukeman
                                   -----------------------------
                                   Van A. Dukeman
                                   President and Chief Executive Officer